Intangible Assets	6 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

On July 18, 2013, the Company entered into an Asset Assignment Agreement (the “Assignment Agreement”) with Imagic, LLC and its principals to acquire certain assets including a US Patent entitled “Phorbol esters as anti-neoplastic and white blood cell elevating agents” and all related intellectual property associated with the patent. In consideration for the intellectual property the Company issued 82,767,038 common shares and 6,000,000 Series “A” Preferred Stock. These shares were valued at a total of $123,973. The Company has also paid additional funds to third parties to further the development of this asset and terminate the right of reversion totaling $20,000. The Company analyzed the assets at March 31, 2014 and determined that the value could not be supported and impaired the assets to $0.